Exhibit 99(a)

2002 Third Quarter Results All statements contained or incorporated in this press release which address operating performance, events or developments that we expect or anticipate may occur in the future (including statements relating to future sales or earnings expectations, savings expected as a result of our global restructurings or other initiatives, portfolio restructuring plans, volume growth, awarded sales contracts and earnings per share expectations or statements expressing general optimism about future operating results) are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management's current views and assumptions with respect to future events. Important factors, risks and uncertainties which may cause actual results to differ from those expressed in our forward-looking statements are discussed in detail in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2001. In particular, the achievement of projected levels of revenue, earnings, cash flow and debt levels will depend on our ability to execute our portfolio and other global restructuring plans in a manner which satisfactorily addresses any resultant antitrust or labor issues and customer concerns, any contingent liabilities related to divestitures or integration costs associated with acquisitions, and other matters; the success of our efforts to diversify our customer base and still maintain existing GM business; the continued protection and exploitation of our intellectual property to develop new products and enter new markets; and our ability to capture expected benefits of our cost reduction initiatives so as to maintain flexibility to respond to adverse and cyclical changes in general economic conditions and in the automotive industry in each market we operate, including customer cost reduction initiatives, potential increases in warranty costs, pension contributions, healthcare costs, disruptions in the labor, commodities or transportation markets caused by terrorism or war and other changes in the political and regulatory environments where we do business. Delphi does not intend or assume any obligation to update any of these forward-looking statements. All of the audio and visual content of this conference is copyrighted and is the property of Delphi. Delphi is recording this conference and no other recording, reproduction, transcription or distribution of any aspect of this conference is permitted without the express written consent of Delphi. Your continued participation in this conference constitutes your consent to having your participation recorded by Delphi.'

Third Quarter Highlights Net income: $54 million $0.10 EPS above high end of guidance and ahead of $0.08 First Call consensus reflecting stronger non-GM sales Third quarter sales up 3.5% year-over-year Non-GM sales increased 19% GM sales in-line with guidance Strong operating cash flow: $225 million(1) Well above guidance range of $50 - $150 million Global 2002 restructuring actions 92% complete 1,050 employees separated in Q3 '02 (1) Before restructuring related cash payout of $34 million and dividends

Significant Third Quarter Business Developments Common rail system business continues to grow Awarded additional Renault common rail diesel business now totaling $2.5 billion(1) Began common rail system production for new Citroen C3 Announced multi-year contract with GM for full braking system on future model mini-vans Awarded Fiat Brasil business for advanced climate control technology on four vehicles Product and Service Solutions executing North America strategy Announced distribution partnership with Parts Plus and Uni-Select Delphi and XM Radio introduce SKYFITM plug & play satellite radio Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply (1) Represents revenue over life of contracts

Product & Service Solutions Third quarter non-GM sales: 26% year-over-year Independent Aftermarket sales growth: 15-20% annually North America strategy foundation: Strong electronic product to give customers a competitive market advantage Building strategic partnerships through major distribution groups in North America Differentiating service technology: DS800 Patented product offering comprehensive service package Recognized in the industry for its innovative technology Extension of Mobile MultiMedia through Delphi Product & Service Solutions Delphi XM SKYFITM radio Delphi poised to be a leader in the Aftermarket Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply

7469 7683 6790 7250 7804 7778 6648 6909 6100 6600 6600 7100 6535 6944 6229 6380 6688 7322 6446 NI 99/00 284 394 136 269 322 424 148 200 Sales Net Income Historic Earnings Curve $ Millions Note: Data points exclude 2001 & 2002 restructuring, impairment and other charges Q3 '02

1997 1998 1999 2000 2001 9 mo. 2002 Growing Non-GM Business Non-GM Revenue As % Of Total Revenue Third quarter non-GM revenue increased to 37% of total revenue

GM Content Per Vehicle Analysis (112) ($214) Q2 '02 F/(U) Q2 '01 (4) (110) 541 GM International ($4) ($198) $2,728 GM North America Q3 '02 F/(U) Q2 '02 Q3 '02 F/(U) Q3 '01 Q3 '02 (1) Excludes GMSPO revenue and NUMMI/CAMI units Third quarter content per vehicle relatively stable Still expect GM North America content per vehicle in $2,700 range for year-end 2002 Content Per Vehicle(1) Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply

Third Quarter Results Q3 '02 F / (U) $ Millions Q3 '02 Q3 '01(1) Q3 '01 Net Sales $6,446 $6,229 $217 Gross Margin (%) 11.7% 11.1% 0.6 pts Operating Income 125 90 35 Operating Margin (%) 1.9% 1.4% 0.5 pts Less: Interest Expense 49 57 8 Other Income 9 17 (8) Pre-tax Income 85 50 35 Less: Income Tax Expense 31 17 (14) Net Income $54 $33 $21 Net Margin (%) 0.8% 0.5% 0.3 pts Tax Rate 36% 34% Diluted EPS $0.10 $0.06 Avg. Outstanding Shares 562 566 (1) Restated to reflect the impact of FAS 142 goodwill amortization accounting change of $7 million after-tax; including goodwill amortization, the effective tax rate was 36.6%

Sales and Oper. Income by Sector Sales Operating Income Operating Margin F/(U) F/(U) F/(U) $ Millions Q3 '02 Q3 '01 Q3 '02 Q3 '01 Q3 '02 Q3 '01 Dynamics & Propulsion $3,018 $24 $(20) $1 (0.7)% 0.0 pts Safety, Thermal & Elec. Architecture 2,294 135 85 22 3.7% 0.8 pts Electronics & Mobile Communication 1,199 36 80 17 6.7% 1.3 pts - Mobile Multimedia 61 (14) (9) 1 (14.8)% (1.5) pts - Other Electronics 1,138 50 89 16 7.8% 1.1 pts Other / Elim. (65) 22 (20) (5) Total $6,446 $217 $125 $35 1.9% 0.5 pts

Update: 2002 Restructuring/ Portfolio Initiatives Restructuring: First quarter net charge: $150 million after-tax(1) Anticipate total $200 million cash impact(2) $148 million cash impact through Q3 2002(3) Anticipate up to $52 million for Q4 2002 and Q1 2003 Target restructuring headcount reduction: 6,100 5,600 employees through Q3 2002 Balance in Q4 2002 and Q1 2003 Portfolio: Generator business: Rapid wind-down underway Instrumentation business: Sharpen focus Multiple bidders for possible sale pursued in parallel Other consolidation actions: Completed closure of 2 facilities in Germany and 1 in Mexico Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply (1) Excludes $24 million after-tax related to generator product line charge (2) Excludes $37 million cash payout related to generator product line charge (3) Excludes $114 million cash payout related to the 2001 restructuring and impairment charges and $17 million related to the generator product line charge

Third Quarter Operating Cash Flow $ Millions Q3 '02 Q3 '01(2) Net income $54 $33 Depreciation & amortization 258 251 Capital expenditures, net (249) (231) Other, net 162 58 Operating cash flow(1) $225 $111 (1) Before restructuring related cash payout of $34 million and dividends (2) Restated to reflect the impact of FAS142 goodwill amortization accounting change of $7 million after-tax Reduced debt by $200 million in the quarter to $3.5 billion Year-end debt on track for $3.4 billion or less Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply

Tax, OPEB and Pension Impact on Cash Flow Taxes: Not expecting to pay U.S. taxes until 2004 in all likelihood due to prior years' pension contributions U.S. OPEB: 2001 cash impact: $28 million 2002 expected cash impact: $65 - $75 million Cash impact 2003 - 2010: average annual increase of $35 - $40 million Cash outlays not expected to exceed OPEB expense until 2015 U.S. Pensions: $3.1 billion voluntary contributions and true-ups since 1999 Assuming 2002 asset returns of -10%, no ERISA minimums until 2004 Expect 2002 ratio of benefit-eligible retirees to total participants of 0.12 to 1.0 Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply

U.S. Pensions Pension situation fluid, but remains manageable Low level of benefit-eligible retirees minimizes cash drain on pension assets Average duration to retirement 12-15 years Returns on fund adverse in Q3 '02 Negative 10%+ for 2002 to date Looking at possibility of discount rate reduction from 7.25% Evaluating reduction of expected long-term asset rate of return Highly likely 2003 U.S. pension expense will rise from 2002 expense of $270 million(1) Increase could approach $200 million applying current market conditions at year-end Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply (1) Excludes FAS 88 expense Note: See back-up chart for pension sensitivity analysis

U.S. Pensions cont'd Despite $400 million contribution in Q2 '02, year-end 2002 unfunded liability will likely rise from $2.4 billion Likely in $3.5 billion range applying current market conditions at year-end ERISA minimum requirements(1): Using current regulations which apply through 2004: 2003: $0 2004: $1.1 billion (assuming no future voluntary contributions) Beyond 2004, ERISA minimums dependant on returns and mandatory ERISA discount rate 2005 could approximate $1 billion assuming current low interest rates and average market returns Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply Expected strong operating cash flow and low cash outflows provide flexibility for future funding requirements Note: See back-up chart for pension sensitivity analysis

Fourth Quarter Outlook Revenue: $6.7 - $6.8 billion Net Income: $105 - $120 million Operating Cash Flow(1): $275 - $350 million Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply (1) Before restructuring related cash payout and dividends

Third Quarter Revenue: General Motors GM production: Q3 '02 Q3 '01 F / (U) % GM North America(1) 1,268 1,212 56 4.6% GM Europe 412 373 39 10.5% GM Other 222 220 2 0.9% GM WW Production Units(1) 1,902 1,806 96 5.3% Third quarter GM revenue: $ Millions Q3 '02 Q3 '01 F / (U) % Reported revenue $4,077 $4,238 ($161) (3.8%) Exited business (111) Price (76) Exchange 19 Total $4,077 $4,070 $7 0.2% Units (000s) BACK-UP (1) Excludes NUMMI & CAMI units. May not total due to rounding.

GAAP vs. Pro Forma Nine Month Results Less: Restructuring and Impairment GAAP Charges Pro Forma $ Millions 9 Mo. '02 Q1 '02 9 Mo. '02 Net Sales $20,456 - $20,456 Cost of Sales 17,916 37 17,879 Gross Margin (%) 12.4% 12.6% SG&A 1,091 - 1,091 D&A 749 - 749 Restructuring Charge 225 225 0 Operating Income / (Loss) 475 262 737 Operating Margin (%) 2.3% 3.6% Less: Interest Expense 144 - 144 Other Income / (Expense) 27 - 27 Pre-tax Income / (Loss) 358 262 620 Less: Income Tax Expense 135 (88) 223 Net Income / (Loss) $223 $174 $397 Net Margin (%) 1.1% 1.9% Tax Rate 38% 36% Diluted EPS(1) $0.40 $0.71 Avg. Outstanding Shares 565 565 BACK-UP (1) 9 Months 2002 diluted EPS calculated as sum of Q1 '02, Q2 '02 & Q3 '02

U.S. Pension Sensitivity Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply (1) Discount rate expense impact includes amortization of actuarial gain/loss caused by that change. Upside potential limited as discount rate gain reduces accumulated losses to less than 10% of PBO thereby eliminating amortization of actuarial losses. (2) Assumes 10% expected long-term return on assets Note: Excludes impact due to changes in demographic assumptions UNFAVORABLE FAVORABLE (2) FAVORABLE 5-Year Market Related Value of Assets (MRVA) smoothing allocation: 60%, 10%, 10%, 10%, 10% BACK-UP (1)